SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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GREEN MOUNTAIN COFFEE ROASTERS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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GREEN MOUNTAIN COFFEE ROASTERS, INC.

____________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on
Thursday, March 20, 2003

____________________

To Our Stockholders:

The Annual Meeting of Stockholders of Green Mountain Coffee Roasters, Inc., a Delaware corporation (the "Company"), will be held at the Company's offices located at 81 Demeritt Place, Waterbury, Vermont (directions enclosed) on March 20, 2003 at 10:00 AM:

1. To consider and vote upon a proposal to approve and adopt the Company's 2002 Deferred Compensation Plan (the "Plan");

2. To elect three Class I Directors of the Company to serve a three-year term until the Company's Annual Meeting in 2006 and the election and qualification of their respective successors; and

3. To transact such other business as may be properly brought before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on January 20, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. A complete list of those stockholders will be open to examination by any stockholder for any purpose germane to the Meeting during ordinary business hours at the executive offices of the Company for a period of 10 days before the Meeting.

All stockholders are cordially invited to attend the Meeting.

Sincerely,

/s/ William G. Hogan

William G. Hogan
Chief Financial Officer and Secretary

Waterbury, Vermont
January 24, 2003

All stockholders are urged to attend the Meeting in person or by proxy. Whether or not you expect to be present at the Meeting, please mark, sign and return the enclosed proxy card and return it promptly in the enclosed postage-paid envelope.

GREEN MOUNTAIN COFFEE ROASTERS, INC.

Proxy Statement- Table of Contents Page

INFORMATION CONCERNING SOLICITATION AND VOTING *

General *

Voting *

Solicitation and Revocation of Proxies *

Item 1: Approve and Adopt the Company's 2002 Deferred Compensation Plan *

Introduction *

Summary of the Plan *

Vote Required for Approval *

Equity Compensation Plan Information *

Item 2: Election of Directors *

General Information Concerning the Board of Directors and its Committees *

Audit Committee Report *

Directors' Compensation *

Section 16(a) Beneficial Ownership Reporting Compliance *

EXECUTIVE COMPENSATION *

Summary Compensation Table *

Option Grants in Last Fiscal Year *

Aggregated Options Exercises *

Compensation Committee Report Executive Compensation for FY 2002 *

Performance Graph *

Employment Agreements *

Compensation Committee Interlocks and Insider Participation *

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT *

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS *

FINANCIAL AND OTHER INFORMATION *

OTHER BUSINESS *

INDEPENDENT AUDITORS *

Audit Fees *

Financial Information Systems Design and Implementation Fees *

All Other Fees *

PROPOSALS OF STOCKHOLDERS *

APPENDIX A *

APPENDIX B *

APPENDIX C *

PROXY CARD *

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The accompanying proxy is solicited by the Board of Directors (the "Board") of Green Mountain Coffee Roasters, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"). The Annual Meeting will be held on Thursday, March 20, 2003 at 10 A.M. at the Company's offices located at 81 Demeritt Place, Waterbury, Vermont. This Proxy Statement and the enclosed form of proxy are first being mailed to stockholders of record on or about February 20, 2003.

At the Annual Meeting, stockholders will be asked to (1) consider and vote upon a proposal to approve and adopt the Company's 2002 Deferred Compensation Plan (the "Plan"), proposed by the Company to create a plan pursuant to which the Company's Board of Directors and a select group of the Company's highly compensated executive officers may defer compensation; (2) elect the following nominees as Class I Directors of the Company to serve for a three year term until the Company's Annual Meeting in 2006 and the election and qualification of their respective successors: William D. Davis, Jules A. del Vecchio and Robert P. Stiller; and (3) transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The principal offices of the Company are 33 Coffee Lane, Waterbury, Vermont 05676, and the Company's telephone number is (800) 545-2326.

Voting

To vote by proxy, please mark, sign and date the enclosed proxy card and return it in the postage-paid envelope provided.

As of the close of business on January 20, 2003, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, 6,842,193 shares of the Company's common stock, par value $0.10 per share, were outstanding. The presence in person or by proxy of a majority of the total number of outstanding shares entitled to vote at the Annual Meeting is necessary to constitute a quorum.

Each stockholder is entitled to one vote for each share of common stock held as of the record date. Stockholders may not cumulate votes for the election of directors. Directors are elected by plurality vote. If shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval has been obtained, but are counted for quorum purposes.

If a nominee for director is unable to serve as a director, the persons appointed as proxy for the Annual Meeting may, in his or her discretion, vote for another person as director or vote to reduce the number of directors to less than eight, as the Board of Directors may recommend.

Solicitation and Revocation of Proxies

If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the approval of the Plan, and FOR the election of the three director nominees proposed by the Board. In addition, shares represented by your proxy will be voted in the named proxies' discretion on any matter of which the Company did not have notice by January 20, 2003 and, to the extent permitted by law, on any other business that may properly come before the Meeting and any adjournments. Your proxy will only be used at the Annual Meeting and any adjournments.

Once you execute and return your proxy to the Board, you may revoke or change it at any time before it is voted at the Annual Meeting by: (i) delivering a written notice of revocation to the Secretary of the Company at 33 Coffee Lane, Waterbury, Vermont 05676; (ii) delivering another signed proxy to the Secretary; or (iii) attending the Annual Meeting and voting in person.

The Company will bear the entire cost of soliciting the proxies. In addition to solicitation by mail, the directors, officers and other employees of the Company may solicit proxies in person, by telephone or by other means without additional compensation. The Company does not presently intend to retain professional proxy solicitation assistance or to solicit proxies otherwise than as described.

Item 1: Approve and Adopt the Company's 2002 Deferred Compensation Plan

Introduction

     As of September 29, 2002, the Company's Board of Directors adopted and ratified, upon recommendation of the Compensation Committee of the Board, the 2002 Deferred Compensation Plan (the "Plan"). The Plan permits participants to defer eligible compensation which will be paid in the form of dollars or shares of Company common stock on the date or dates selected by the participant or on such other date or dates specified in the Plan. The Plan is in effect for compensation earned on or after September 29, 2002. The Plan is being submitted to the Company's stockholders for approval in order to comply with the requirements of the National Association of Securities Dealers, Inc., regarding the issuance of up to 100,000 shares of Company common stock under the Plan. If the stockholders do not approve the Plan, the Plan will remain in effect except for provisions relating to the distribution of shares of common stock.

Summary of the Plan

     The following summary of the Plan is qualified in its entirety by reference to the full text of the Plan, which is attached to this Proxy Statement as Appendix A.

Purpose.  The purpose of the Plan is to assist the Company in retaining key directors and employees, encouraging their long-term commitment to the Company's success, and attracting key directors and employees by offering them an opportunity to defer compensation and to participate in the success of the Company, and in the increase in the value of the Company. The Plan is a non-qualified deferred compensation plan which is not subject to the qualification requirements of Section 401(a) of the Internal Revenue Code and which allows participants to defer compensation until a future date.

Administration.  The Company's Board of Directors is the administrator of the Plan. However, the Board of Directors has the discretion to designate another Plan administrator. The Plan administrator has the authority and power to establish and revise rules, procedures and regulations relating to the Plan, determine the conditions subject to which any Plan benefits may be payable, resolve all questions concerning the status and rights of participants under the Plan, including eligibility for benefits, interpret and construe provisions of the Plan and make any other determinations which the Plan administrator believes are necessary or advisable for the administration of the Plan.

Eligibility.  Only non-employee directors and certain highly compensated employees of the Company selected by the Company's Board of Directors are eligible to participate in the Plan. Currently, there are approximately 12 individuals who the Company believes would be eligible to participate in the Plan subject to any necessary Board approvals.

Plan Benefits and Certain Terms and Conditions.  Participation in the Plan is voluntary. Under the Plan, a participant may elect to defer receipt of part or all of his or her eligible compensation. A deferral election for any calendar year must be made before December 31 of the year preceding the year in which such compensation is expected to be earned. The Plan is an unfunded, "book-entry" Plan and the benefits payable under the Plan are unsecured obligations of the Company to pay deferred compensation in the future in accordance with the terms of the Plan. The deferred compensation obligations will rank equally with other unsecured and unsubordinated indebtedness of the Company from time to time outstanding.

Participants may elect to allocate deferred compensation under the Plan to either a cash account (the "Cash Deferral Account") or to a stock account (the "Restricted Stock Account"). Eligible compensation deferred by participants is credited with earnings and investment gains and losses. In the case of amounts allocated to the Cash Deferral Account, these earnings are based on hypothetical investments in one or more investment options selected by the participant. In the case of amounts allocated to the Restricted Stock Account, these earnings will be based on the value of the Company's common stock. Amounts allocated in a participant's Restricted Stock Account are designated in units based on the then current value of the Company's common stock, however, no actual shares of common stock will be issued until the participant receives a distribution from the Plan. Participants are 100% vested at all times in the amounts credited to their accounts under the Plan. The Company does not match or make any additional contributions to a participant's account beyond those amounts actually deferred by the participant. The amount of benefits payable in the future under the Plan are not determinable because such benefits depend upon the amount of compensation each participant elects to defer.

Subject to stockholder approval and applicable securities laws requirements, amounts allocated by a participant to the Restricted Stock Account will be distributed in shares of Company common stock. A total of 100,000 shares of common stock has been reserved under the Plan for distribution, subject to adjustment in the event of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change. Any shares granted under the Plan may consist of newly issued shares or shares which have been reacquired by the Company. The number of shares of common stock to be issued to participants under the Plan during fiscal 2003 or any other year is not determinable at this time. Amounts allocated by a participant to the Cash Deferral Account will be paid in cash upon distribution.

A participant's right to receive payments of deferred compensation may not be sold, assigned, transferred, pledged, garnished or encumbered.

Under the Plan, the Company may establish a "rabbi trust" to fund deferred compensation obligations under the Plan. Although the assets of such a trust would be intended to be used for the exclusive purpose of paying the deferred compensation obligations under the Plan, the assets of the trust would remain subject to the Company's general creditors. As a result, participants will not have any ownership interest in the assets of such a trust.

Federal Tax Implications. For purposes of the federal income tax laws, it is intended that participants will not realize taxable income on any compensation they defer pursuant to the Plan at the time such compensation is earned. When a participant receives any distributions under the Plan, any cash and the fair market value of any shares of common stock distributed to the participant will be treated as ordinary income. Arrangements for the withholding of such taxes must be made with the Company at the time of distribution. The Company will receive a tax deduction equal to the amount includable in a participant's income as compensation that is taxable to the participant.

Duration and Amendment.  The Company reserves the right to amend, alter or wholly revise the Plan at any time, including the right to completely terminate the Plan and distribute the benefits payable under the Plan to the participants in the Plan. No amendment will reduce the benefits credited to any participant's account as of the date of such amendment.

Vote Required for Approval

     The affirmative vote of a majority of the voting power of the common stock represented and entitled to vote at the Annual Meeting is required for approval of the Plan. Proxies solicited by the Board of Directors will be voted FOR the approval of the Plan, unless stockholders specify a contrary choice in their proxies.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL AND ADOPTION OF THE COMPANY'S 2002 DEFERRED COMPENSATION PLAN.

Equity Compensation Plan Information

The following table provides information as of September 28, 2002 about the Company's securities which may be issued under the Company's other compensation plans (excluding the 2002 Deferred Compensation Plan).

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,136,323	$10.15	431,375
Equity compensation plans not approved by security holders	-	-	-
Total	1,136,323	$10.15	431,375

        Item 2: Election of Directors

The Board of Directors is currently composed of eight directors and is divided into three classes. Each year one class of directors stands for election for a three-year term. The term of office for Class I Directors, consisting of William D. Davis, Jules A. del Vecchio and Robert P. Stiller will expire at the 2003 Annual Meeting. The term of office for Class II Directors, consisting of Barbara D. Carlini, William G. Hogan and Hinda Miller will expire at the 2004 Annual Meeting. The term of office for Class III Directors, consisting of Kathryn S. Brooks and David E. Moran will expire at the 2005 Annual Meeting.

At the 2003 Annual Meeting, three persons are to be elected as Class I Directors to hold a three-year term of office from the date of their election until the 2006 Annual Meeting and until their successors are duly elected and qualified. The three nominees for election as Class I Directors are William D. Davis, Jules A. del Vecchio and Robert P. Stiller, all of whom are currently Class I Directors. Each nominee has agreed to serve as a director if elected.

Information concerning the three nominees and the directors whose terms of office will continue after the 2003 Annual Meeting is set forth below.

Name	Age	Position	Director Since
Nominees for Election as Class I Directors - Term Ending in 2006
William D. Davis (1) (2)	53	Director	1993
Jules A. del Vecchio(2) (3)	59	Director	1993
Robert P. Stiller(3)	59	Chairman of the Board of Directors, President and Chief Executive Officer	1993
Class II Directors Continuing in Office - Term Ending in 2004
Barbara D. Carlini (1) (2)	43	Director	2002
William G. Hogan	43	Chief Financial Officer, Secretary, Treasurer, Vice President and Director	2002
Hinda Miller (1) (2) (3)	52	Director	1999
Class III Directors Continuing in Office - Term Ending in 2005
Kathryn S. Brooks	47	Vice President of Human Resources and Organizational Development, and Director	2002
David E. Moran (1) (2)	49	Director	1995

(1) Member of the Audit Committee
(2) Member of the Compensation Committee
(3) Member of the Nominating Committee

Certain biographical information regarding each nominee and each director continuing in office is set forth below:

William D. Davis (Class I) is a Director and the President and Chief Executive Officer of Childtime Learning Centers. Mr. Davis joined Childtime Learning Centers Inc., in July 2002. Prior to that, from March 2002 to July 2002, Mr. Davis was the President and Chief Executive Officer of Tutor Time Learning Systems. Mr. Davis was also President and Chief Executive Officer of ChefExpress.net, Inc., an integrated food solution company, from January 2000 to June 2001. Prior to that Mr. Davis was an owner and a board member of Rondele Acquisition LLC, d/b/a Rondele Specialty Foods. Mr. Davis joined Rondele Foods as Partner in January 1996, and became Chairman of Rondele Specialty Foods (a newly formed company) in December 1998. Mr. Davis also served as Partner of Waterbury Holdings of Vermont, a specialty foods holding company, from March 1995 to December 1998. Mr. Davis was CEO of Waterbury Holdings from March 1995 through January 1998. In his association with Waterbury Holdings, Mr. Davis held the position of Partner and CEO of the company's affiliates including McKenzie LLC, All Season's Kitchen LLC, Franklin County Cheese Corporation, and Frank Hahn, Incorporated.

Jules A. del Vecchio (Class I) is currently a Vice President of New York Life Insurance Company and is responsible for communications, and agent management and training. Mr. del Vecchio has been affiliated with New York Life Insurance Company since 1970.

Robert P. Stiller (Class I), founder of the Company, has served as its President and a director since its inception in July 1981. In September 1971, Mr. Stiller co-founded Robert Burton Associates, a company engaged in the development and sale of E-Z Wider products and served as its President and director until June 1980, when Robert Burton Associates was sold.

Barbara D. Carlini (Class II) has served as Chief Information Officer of Diageo (formerly Guinness North America) since November 2001. From September 1997 to November 2001, Ms. Carlini was Senior Director of Sales and Marketing Systems at Nabisco.

William G. Hogan (Class II) has served as Vice President and Chief Financial Officer of the Company since February 2002, and as Secretary and Treasurer since December 2002. From February 2001 to October 2001, Mr. Hogan was Vice President of Finance at a General Electric subsidiary, General Electric Quartz, Inc. From March 2000 to February 2001, Mr. Hogan was Manager of Finance - Global Services for General Electric Medical Systems. From September 1997 to February 2000, Mr. Hogan was Manager of Manufacturing, Logistics & Six Sigma Finance for General Electric Appliances. From February 1994 to January 1996, Mr. Hogan was Manager of Business Operations and Systems with Mortgage Credit Service. Prior to that, Mr. Hogan held numerous other operational, managerial and finance related positions with other General Electric subsidiaries, and small public and private corporations.

Hinda Miller (Class II) is currently President of DeForest Concepts, a consulting firm specializing in small business and the promotion of women entrepreneurs, and a member of several Boards of Directors.  Ms. Miller is also a Vermont State Senator since January 2003. Ms. Miller co-founded Jogbra, Inc., in 1977, the original maker of the "jogbra" women's sports garment. Ms. Miller served as President of Jogbra, Inc., from 1977 until 1990, and continued to serve as such when the company was purchased by Playtex Apparel, Inc., in 1990. In 1991, when Playtex Apparel was sold to Sara Lee Corp., Ms. Miller continued her leadership as President until 1994. In May 1994, she became CEO of the Champion Jogbra division of Sara Lee. From January 1996 through December 1997, Ms. Miller served as Vice President of Communications for the same division.

Kathryn S. Brooks (Class III) has served as Vice President of Human Resources and Organizational Development of the Company since April 2001. From April 1998 to April 2001, Ms. Brooks was Senior Vice President of Human Resources at Webster Bank, a financial services company. From May 1997 to April 1998, Ms. Brooks was President of Human Resources Professional Services, a management consulting company. From May 1992 to May 1997, Ms. Brooks served as Vice President of Human Resources at Bombardier Capital.

David E. Moran (Class III) is currently President of Fusion5, an innovation consulting company. From July 1992 through July 1999, Mr. Moran was a Partner in the Cambridge Group, a management consulting company focused on marketing. Before joining the Cambridge Group, he was a partner at Marketing Corporation of America from July 1984 to June 1992. Earlier in his career Mr. Moran spent ten years in brand management at General Foods and International Playtex. While at General Foods, he was Brand Manager of several of its Maxwell House coffee brands.

None of the nominees has any family relationship with any other nominee, director or officer, except for Robert P. Stiller and Jules A. del Vecchio, whose wives are sisters.

General Information Concerning the Board of Directors and its Committees

The Board of Directors of the Company met nine times in fiscal 2002. During that year each of the directors attended at least 75% of the aggregate of all meetings of the Board and of all committees of which he or she was a member.

Nominating Committee. The principal function of the Board's standing Nominating Committee is to review and recommend qualified candidates to the Board of Directors for nomination for election to the Board. Directors Stiller, del Vecchio, and Miller constituted this Committee in fiscal 2002. The Committee met three times during fiscal 2002. The Nominating Committee will consider director candidates recommended by stockholders. Recommendations may be sent to William G. Hogan, Secretary, Green Mountain Coffee Roasters, Inc., 33 Coffee Lane, Waterbury, VT 05676.

Compensation Committee. The Board's standing Compensation Committee, composed of non-employee directors, establishes, implements and monitors the strategy, policies and plans of the Company and its subsidiaries for the compensation of all executive officers of the Company and its subsidiaries. Its duties include reviewing and determining the compensation of the executive officers of the Company and its subsidiaries, including setting any Company, subsidiary or business unit performance goals. Directors Carlini, Davis, del Vecchio, Miller and Moran constituted this Committee in fiscal 2002. The Committee met four times during fiscal 2002.

Audit Committee. In fiscal 2002, the Audit Committee was composed of directors Davis, del Vecchio, Miller and Moran until June 2003. On June 13, 2002, Ms. Carlini replaced Mr. del Vecchio on the Audit Committee. The principal duties and responsibilities of the Audit Committee are to:

  Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system;
  Appoint, evaluate and replace any registered public accounting firm employed by the Corporation for the purpose of preparing or issuing an audit report or related work (the "Auditors");
  To review and appraise the audit efforts and independence of the Auditors;
  Review and appraise the efforts and effectiveness of the Corporation's internal auditing efforts; and
  Provide an avenue of communication among the Auditors, financial and senior management, the internal auditing function and the Board of Directors.

A copy of the written charter of the Audit Committee, as amended and restated, is attached as Appendix B hereto. The members of the Audit Committee are independent as defined in Rule 4200(a)(15) of the NASD listing standards, as applicable and as may be modified or supplemented. The Committee met three times as a full committee during fiscal 2002. In addition, the Chairman of the Committee met with the PricewaterhouseCoopers LLP audit partner and the Company's Chief Financial Officer prior to the four quarterly earnings releases in fiscal 2002. Additional information regarding the Audit Committee and the Company's independent auditors is disclosed under the heading Independent Auditors and Audit Committee Report.

The Audit Committee Report that follows, the Compensation Committee Report on page 11, and the Performance Graph on page 18, shall not be deemed to be "soliciting material" or to be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934, or to the liabilities of Section 18 of that act. Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, neither of the reports nor the Performance Graph shall be incorporated by reference into any such filings.

Audit Committee Report

This report is furnished by the Company's Audit Committee with respect to the Company's financial statements for fiscal 2002.

The Committee operates pursuant to a written charter, which was amended and restated on September 19, 2002. A copy of the Amended and Restated Audit Committee Charter is attached hereto as Appendix B.

     The Company's management is responsible for the preparation and presentation of complete and accurate financial statements. The independent auditors, PricewaterhouseCoopers, LLP, are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and for issuing a report on their audit. The Audit Committee oversees and monitors the Company's management and the independent accountants throughout the financial reporting process.

    In performing its oversight role, the Audit Committee has reviewed and discussed with management of the Company the Company's audited financial statements for Fiscal 2002. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with PricewaterhouseCoopers, LLP the Company's independent auditors for Fiscal 2002, the matters required to be discussed by Statement on Auditing Standards 61, Communication with Audit Committees (Codification of Statements on Auditing Standards, AU 380), as in effect for the Company's fiscal 2002. The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers, LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) as in effect for the Company's fiscal 2002. The Committee also has considered whether the provision of nonaudit services by the independent auditors is compatible with maintaining the auditors' independence and has discussed with PricewaterhouseCoopers, LLP the auditors' independence.

     Based on the review and discussions referred to in the foregoing paragraph, and subject to the limitations on the role and responsibilities of the Committee in the Charter, the Audit Committee recommended to the Board of Directors of the Company that the Company's audited financial statements for fiscal 2002 be included in its Annual Report on Form 10-K for the fiscal year ended September 28, 2002, for filing with the Securities and Exchange Commission.

The Audit Committee has appointed PricewaterhouseCoopers LLP as the independent accountants of the Company for fiscal 2003.

Submitted by the Fiscal 2002 Audit Committee

William D. Davis, Chairman
Barbara D. Carlini
Hinda Miller
David E. Moran

Directors' Compensation

Directors who are also employees of the Company do not receive compensation for serving as directors. Directors who are not employees of the Company are paid a retainer and are reimbursed for ordinary and necessary travel expenses incurred in connection with attendance at each Board meeting. The annual retainer in fiscal 2002 was $8,000. In fiscal 2002, each non-employee director earned $2,000 per meeting attended in addition to the annual retainer of $8,000.

Mr. Davis has elected to participate in the Deferred Compensation Plan and defer receipt of his $8,000 retainer for fiscal 2003.

In addition, the Company has granted stock options from time to time to its outside directors. In fiscal 2002, it granted ten-year non-statutory options to purchase 500 shares each to Messrs. Davis, del Vecchio, and Moran, as well as to Ms. Miller. All of these options are exercisable at $26.83 per share and vest over five years. In addition, on May 21, 2002, Ms. Carlini received a ten-year non-statutory grant vesting over four years to purchase 8,000 shares at $24.74 per share.

See the section of this Proxy Statement entitled Security Ownership of Certain Beneficial Owners and Management for information as to ownership of Company securities by nominees for director.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than 10% of the Company's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission, and the NASDAQ. SEC rules require reporting persons to supply the Company with copies of these reports.

Based solely on its review of the copies of such reports received and written representations from reporting persons, the Company believes that with respect to fiscal 2002, all reporting persons timely filed the required reports except for Ms. Carlini, who filed one late report covering one transaction.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE THREE NOMINEES TO THE BOARD OF DIRECTORS UNDER THIS PROPOSAL.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the aggregate compensation, cash and non-cash, awarded to, earned by or paid by the Company to its President and Chief Executive Officer and to its five highest-paid executive officers whose annual compensation (consisting solely of base salary and bonus, if any) exceeded $100,000 for the fiscal year ended September 28, 2002 (the "Named Executive Officers").

		Annual Compensation				Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Compensation ($)		Securities Underlying Stock Options (3)	Other Compensation ($)

Robert P. Stiller	2000	356,731	250,101	-		-	-
Chairman of the Board of	2001	350,000	100,235	-		200,000	2,260 (4)
Directors, President and	2002	350,000	233	-		40,000	4,935 (5)
Chief Executive Officer

Robert D. Britt	2000	154,333	31,242	3,548	(1)	-	-
Former Vice President	2001	154,275	20,859	4,905	(1)	20,000	2,260 (4)
of Finance, Treasurer	2002	155,662	233	4,707	(1)	1,000	4,482 (5)
and Secretary

William G. Hogan	2000	-	-	-		-	-
Chief Financial Officer,	2001	-	-	-		-	-
Secretary, Treasurer	2002	130,096	50,000	87,089	(2)	27,500	-
and Director

Kevin G. McBride	2000	177,885	27,614	-		-	-
Former Vice President of	2001	174,038	23,070	-		15,000	2,260 (4)
Marketing and Sales	2002	175,258	233	-		25,000	4,935 (5)

James K. Prevo	2000	148,269	37,607	3,697	(1)	-	-
Chief Information Officer	2001	150,000	20,542	5,106	(1)	-	2,260 (4)
	2002	150,000	233	4,763	(1)	2,500	4,361 (5)

Jonathan C. Wettstein	2000	152,885	37,607	4,362	(1)	-	-
Vice President of	2001	150,000	25,522	5,106	(1)	20,000	2,260 (4)
Operations	2002	150,000	233	4,913	(1)	2,500	4,361 (5)

(1) Represents matching contributions to the Company's 401(k) Plan.
(2) Represents reimbursement of relocation expenses.
(3) Represents shares of common stock issuable upon exercise of options granted under the Company's 1993, 1999 and/or 2000 Stock Option Plans.

(4) Represents the market value of shares as of April 30, 2001 allocated to an account established for the Named Executive Officer's benefit pursuant to the Company's Employee Stock Ownership Plan ("ESOP").

(5) Represents the market value of shares as of December 31, 2001 allocated to an account established for the Named Executive Officer's benefit pursuant to the Company's Employee Stock Ownership Plan ("ESOP").

Option Grants in Last Fiscal Year

Name	Number of Securities Underlying Options Granted (1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price Per Share ($)	Expiration Date	Present Value at Date of Grant (2)($)
Robert P. Stiller	40,000	18.6%	20.867	03/04/07	336,000
Robert D. Britt	1,000	0.5%	18.97	03/04/12	9,000
William G. Hogan	25,000	11.6%	23.00	02/11/12	302,000
William G. Hogan	2,500	1.2%	18.97	03/04/12	22,000
Kevin G. McBride	5,000	2.3%	23.95	10/01/11	62,000
Kevin G. McBride	25,000	11.6%	26.83	12/13/11	152,000
James K. Prevo	2,500	1.2%	18.97	03/04/12	22,000
Jonathan C. Wettstein	2,500	1.2%	18.97	03/04/12	22,000

(1) The options, which were granted under the Company's 1993 and 2000 Stock Option Plans, generally become exercisable over a four to five-year period, one quarter or one fifth of such options vesting each year commencing one year after the date of the grant.

(2) In accordance with Securities and Exchange Commission rules, the Black-Scholes option pricing model was chosen to estimate the grant date present value of the options set forth in this table. The Corporation's use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price. The following assumptions were made for purposes of calculating the Present Value at Date of Grant: an expected life averaging 4 years, an average volatility of 56%, no dividend yield, and a risk-free interest rate averaging 3.84%.

Aggregated Options Exercises

The following table sets forth information (on an aggregated basis) concerning each exercise of stock options during the fiscal year ended September 28, 2002, by each of the Named Executive Officers and the fiscal year-end value of unexercised options.

AGGREGATED OPTION EXERCISES
IN THE FISCAL YEAR ENDED SEPTEMBER 28, 2002
FISCAL YEAR-END OPTION VALUES

Shares Acquired on		Value Realized	Number of Unexercised Options at Fiscal Year-End		Value ($) of Unexercised "In-the-Money" Options at Fiscal Year-End (1)
Name	Exercise	($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Robert P. Stiller	-	-	50,000	190,000	-	-
Robert D. Britt	20,048	450,000	14,496	21,000	131,000	105,000
William G. Hogan	-	-	-	27,500	-	-
Kevin G. McBride	44,998	613,000	57,545	40,000	525,000	53,000
James K. Prevo	7,118	178,000	59,854	26,000	507,000	141,000
Jonathan C. Wettstein	-	-	77,296	25,500	671,000	136,000

(1) Options are "in-the-money" at the fiscal year-end if the fair market value of the underlying securities on such date exceeds the exercise or base price of the option. At September 27, 2002, the closing price quoted on the Nasdaq National Market was $13.05.

On September 14, 2000, the Board of Directors of the Company adopted a resolution establishing the Green Mountain Coffee Inc., Employee Stock Ownership Plan ("ESOP"). The ESOP is qualified under sections 401(a) and 4975(e)(7) of the Internal Revenue Code. All employees of the Company, including the Named Executive Officers, with one year or more of service who are at least twenty-one years of age are eligible to participate in the Plan, in accordance with the terms of the Plan. The Company may, at its discretion, contribute shares of Company stock or cash that is used to purchase shares of Company stock. Company contributions are credited to eligible participants' accounts pro-rata based on their compensation. Plan participants hired before January 1, 2002 become vested in their Plan benefits ratably over five years from the date of hire of the employee. Plan participants hired after January 1, 2002 become vested in their Plan benefits after five years of employment. The Company recorded ESOP compensation costs of $200,000, $400,000 and $200,000 for the fiscal years ended on September 28, 2002, September 29, 2001 and September 30, 2000, respectively. The Company loaned the ESOP $2,000,000 during the fiscal year ended on September 29, 2001 pursuant to a Loan Agreement dated April 16, 2001. During fiscal 2001, the ESOP purchased 86,300 shares of the Company's common stock in open market purchases.

Compensation Committee Report Executive Compensation for FY 2002

The Compensation Committee of the Board of Directors is composed of outside, independent directors, none of whom is currently or was formerly an officer or employee of the Company. It is responsible for establishing and monitoring the compensation strategy, policies and plans for all executive officers of the Company and determines their compensation packages.

The Compensation Committee's fiscal 2002 policy was to compensate the executive officers in ways that would: (1) encourage Company growth and profitability, (2) maintain market-competitive compensation, and (3) reward superior performance by the executive officers. The factors and criteria upon which the Committee determined the fiscal 2002 base compensation of its executive officers were, with the exception of market benchmarking, subjective in nature, such as its perception of each executive officer's performance, experience, responsibilities and skills. Bonuses, except for a certain portion earned by the Vice President of Sales and Marketing that was based on meeting certain sales targets, were based on three components including:

  the Company achieving certain earnings per share targets;
  the attainment of certain operating cost reductions per coffee pound sold. This portion of the bonus excluded the President and CEO and was based on a pool funded by a certain dollar amount per penny saved per coffee pound sold and was allocated by proportion to base compensation; and
  lastly, a discretionary portion recommended to the Committee by the President and CEO, or, in the case of the President and CEO, a discretionary portion determined by the Committee.

The Committee believes that this approach was in the best overall interest of the Company and its stockholders.

The Compensation Committee was assisted in its review and evaluation of executive compensation by external sources. The Chief Executive Officer recommended fiscal year 2002 salary and bonus targets for each executive officer that reflected a benchmark to market. The Committee accepted the recommendations. Because the Company did not meet its aggressive growth targets, no bonuses were paid to the Company's officers in fiscal 2002.

The Committee established the salary and bonus for the Chief Executive Officer, which it also benchmarked to market compensation rates.

Submitted by the Fiscal 2002 Compensation Committee,

David E. Moran, Chairman
Barbara D. Carlini
William D. Davis
Jules A. del Vecchio
Hinda Miller

Performance Graph

The following graph compares the percentage change in the cumulative total stockholder return on the Company's common stock during the period from September 27, 1997 through September 28, 2002, with the cumulative total return for (i) the Nasdaq National Market Index (U.S. Companies) and (ii) the Standard & Poor's Packaged Foods Index. The comparison assumes that $100 was invested on September 27, 1997 in the Company's common stock at the closing price of $5.25, and in each of the foregoing indices, assuming reinvestment of dividends, if any. The comparison reflected in the graph and table is not intended to forecast the future performance of the Company's common stock and may not be indicative of such future performance.

Company / Index	27Sep97	26Sep98	25Sep99	30Sep00	29Sep01	28Sep02
S&P 600 PACKAGED FOODS	100	107.52	84.81	71.15	92.91	92.45
NASDAQ U.S. INDEX	100	104.66	166.07	220.72	89.43	72.11
GMCR	100	50.00	78.57	179.76	439.05	248.57

Employment Agreements

On November 11, 2002, the Company entered into an Employment Agreement with Robert D. Britt, its then current Vice President of Finance, Treasurer and Secretary. The Employment Agreement provides for Mr. Britt's continued employment with the Company until January 25, 2003. Pursuant to the Employment Agreement Mr. Britt will receive a base annual salary of $153,303. After the expiration of the employment period on January 25, 2003, the Employment Agreement provides for monthly severance payments of $12,775 and continued medical and disability coverage under the Company's plans over a sixteen-month period. The Employment Agreement provides that Mr. Britt shall not disclose or use any confidential information of the Company during or after the term of his Agreement. In addition, the Employment Agreement provides that Mr. Britt shall not during the term of his Agreement or for a period of 16 months thereafter compete with the Company, recruit its employees or solicit its customers. Mr. Britt also agreed to execute a general release in favor of the Company upon the termination of his employment.

On December 11, 2002, the Company received a letter of resignation from Kevin G. McBride, effective in his capacity as an officer of the Company on December 13, 2002 and as an employee of the Company on January 17, 2003. In connection with receiving his resignation, the Company entered into a Release and Severance Agreement on January 17, 2003 pursuant to which the Company will pay Mr. McBride severance payments equal to $43,750 and continue his medical coverage under the Company's plans for one year. In addition to the foregoing, the Company has agreed to retain Mr. McBride as an independent consultant for a minimum of 30 days over the next year at a rate of $3,500 per day. The Release and Severance Agreement provides that Mr. McBride shall not disclose or use any confidential information of the Company after the termination of his employment. In addition, the Release and Severance Agreement provides that Mr. McBride shall not, for a period of three months after the termination of his employment, compete with the Company, recruit its employees or solicit its customers, suppliers or vendors. Mr. McBride also agreed to execute a general release in favor of the Company upon the termination of his employment.

In a letter dated January 22, 2002 offering William G. Hogan employment as the Company's Vice President and Chief Financial Officer, the Company agreed that in the event that Mr. Hogan's employment with the Company was terminated for any reason other than cause the Company would pay Mr. Hogan severance equal to one-year's salary payable over twelve-months.

On July 1, 1993, the Company entered into an Employment Agreement with Jonathan C. Wettstein, its Vice President of Operations. The Employment Agreement provides that Mr. Wettstein will receive a minimum base annual salary of $115,000, performance based bonuses to be determined from time to time by the Board of Directors and additional compensation up to a maximum of 100% of his then base compensation in the event of his termination within one year following a change of control transaction. In addition, Mr. Wettstein is entitled to a severance payment consisting of 50% of his then base annual salary in the event that he is terminated for any reason other than (i) for cause or (ii) his voluntary resignation. The Employment Agreement may be terminated at any time by the Company or Mr. Wettstein. The Employment Agreement also provides that Mr. Wettstein shall not (i) disclose or use any confidential information of the Company during or after the term of his agreement, (ii) compete with the Company or any of its affiliates during the term of his agreement, or in certain circumstances, for a period of six months thereafter or (iii) recruit any employee of the Company for employment in any other business competitive with the Company for a period of one year after the termination of his agreement.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries, nor does any executive officer of the Company serve as an officer, director or member of a compensation committee of any entity one of whose executive officers or directors is a director of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of January 15, 2003 for (1) each of the Company's directors and nominees, (2) all directors and executive officers of the Company as a group, (3) each Named Executive Officer and (4) each person known by the Company to own beneficially 5% or more of the outstanding shares of its common stock:

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent Ownership of Common Stock Outstanding
Robert P. Stiller (1) c/o Green Mountain Coffee Roasters, Inc. 33 Coffee Lane Waterbury, Vermont 05676	2,978,222	42.8%
Robert D. Britt (2) c/o Green Mountain Coffee Roasters, Inc. 33 Coffee Lane Waterbury, Vermont 05676	36,391	0.5%
Kathryn S. Brooks (3) c/o Green Mountain Coffee Roasters, Inc. 33 Coffee Lane Waterbury, Vermont 05676	6,807	0.1%
William G. Hogan (4) c/o Green Mountain Coffee Roasters, Inc. 33 Coffee Lane Waterbury, Vermont 05676	6,087	0.1%
Kevin G. McBride (5) c/o Green Mountain Coffee Roasters, Inc. 33 Coffee Lane Waterbury, Vermont 05676	209,444	3.0%
James K. Prevo (6) c/o Green Mountain Coffee Roasters, Inc. 33 Coffee Lane Waterbury, Vermont 05676	82,857	1.2%
Jonathan C. Wettstein (7) c/o Green Mountain Coffee Roasters, Inc. 33 Coffee Lane Waterbury, Vermont 05676	103,650	1.5%
Barbara Carlini Six Landmark Square Stamford, CT 06912	-	-
William D. Davis (8) 621 NW 53rd St Suite 600 Boca Raton, FL 33487	31,515	0.5%
Jules A. del Vecchio (9) c/o New York Life Insurance Co. 51 Madison Avenue New York, New York 10010	39,248	0.6%
David E. Moran (10) c/o Fusion5 101 Franklin Street Westport, Connecticut 06880	14,375	0.2%
Hinda Miller (11) c/o Deforest Concepts 84 Deforest Heights Burlington, Vermont 05401	13,148	0.2%
Brown Capital Management (12) 1201 North Calvert Street Baltimore, Maryland 21202	1,136,290	16.6%
All directors and executive officers as a group (13 persons) (13)	3,615,847	49.0%

(1) Includes an aggregate of 235,740 shares of common stock held by Trusts for the benefit of Mr. Stiller's wife and children and excludes shares owned by relatives of Mr. Stiller, if any, as to which Mr. Stiller disclaims beneficial ownership. Also includes 110,000 shares of common stock for Mr. Stiller issuable upon exercise of outstanding stock options exercisable within 60 days and 321 shares of common stock which have been allocated to an account established for Mr. Stiller pursuant to the ESOP and over which he exercises sole voting power.

(2) Includes 36,391 shares of common stock for Mr. Britt issuable upon exercise of outstanding stock options exercisable within 60 days. Also includes 305 shares of common stock which have been allocated to an account established for Mr. Britt pursuant to the ESOP and over which he exercises sole voting power.

(3) Includes 5,625 shares of common stock for Ms. Brooks issuable upon exercise of outstanding stock options exercisable within 60 days. Also includes 119 shares of common stock which have been allocated to an account established for Ms. Brooks pursuant to the ESOP and over which he exercises sole voting power.

(4) Includes 5,625 shares of common stock for Mr. Hogan issuable upon exercise of outstanding stock options exercisable within 60 days.

(5) Includes 88,545 shares of common stock for Mr. McBride issuable upon exercise of outstanding stock options exercisable within 60 days. Also includes 321 shares of common stock which have been allocated to an account established for Mr. McBride pursuant to the ESOP and over which he exercises sole voting power.

(6) Includes 73,979 shares of common stock for Mr. Prevo issuable upon exercise of outstanding stock options exercisable within 60 days. Also includes 300 shares of common stock which have been allocated to an account established for Mr. Prevo pursuant to the ESOP and over which he exercises sole voting power.

(7) Includes 90,921 shares of common stock for Mr. Wettstein issuable upon exercise of outstanding stock options exercisable within 60 days. Also includes 300 shares of common stock which have been allocated to an account established for Mr. Wettstein pursuant to the ESOP and over which he exercises sole voting power.

(8) Includes 5,100 shares of common stock for Mr. Davis issuable upon exercise of outstanding stock options exercisable within 60 days. Also includes 600 shares which are owned by Davis Family, Inc., a corporation of which Mr. Davis is a 20% shareholder.

(9) Includes 24,148 shares held of record by Phyllis Brennan Huffman, Mr. del Vecchio's wife. Also includes 15,100 shares of common stock for Mr. Del Vecchio issuable upon exercise of outstanding stock options exercisable within 60 days.

(10) Includes 14,375 shares of common stock for Mr. Moran issuable upon exercise of outstanding stock options exercisable within 60 days.
(11) Includes 8,100 shares of common stock for Ms. Miller issuable upon exercise of outstanding stock options exercisable within 60 days.

(12) Information as of September 30, 2002, based solely upon a review of a statement on schedule 13-F filed with the Commission on October 24, 2002. The Company assumes no responsibility with respect to such information.

(13) Includes an aggregate of 530,687 shares of common stock issuable upon exercise of stock options held by certain officers of the Company that are exercisable within 60 days. Also includes 2,199 shares of common stock which have been allocated to accounts established for officers of the Company pursuant to the ESOP.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. Stiller has guaranteed the repayment of the indebtedness incurred by the Company to the Central Vermont Economic Development Corporation. See Note 9 of "Notes to Consolidated Financial Statements" in the accompanying Annual Report to Stockholders for a description of the terms of such indebtedness.

In March 21, 2000, ChefExpress.net, Inc. delivered a promissory note to the Company in the principal amount of $100,000 bearing an annual interest rate of 8%. In the fourth quarter of fiscal 2000, the Company converted this loan into an equity investment. In addition to a minority ownership interest, the investment in the ChefExpress.net venture represented an opportunity for the Company to be prominently featured in an e-procurement website that targets chefs in restaurants and the high-end sector of the food service channel. A board member of Green Mountain Coffee was the Chief Executive Officer and President of ChefExpress.net at the time the promissory note was issued. During the second quarter of fiscal 2001, the Company recorded an impairment charge of $52,000 against its $104,000 minority ownership investment in ChefExpress.net, Inc. A second impairment charge of $52,000 was recorded in the second fiscal quarter of 2002, reducing the value of the investment to zero. This was due to the fact that the expected sale of ChefExpress.net was not completed and its operations were closed down in the second quarter of fiscal 2002.

During fiscal 2002, the Company used travel services provided by Heritage Flight, a company which leases company and third-party owned airplanes. A portion of those travel fees were for flights on an airplane owned by Sabre Mountain LLC, which is 50% owned by Spirit Too, LLC, a company whose sole owner is Robert P. Stiller, the CEO of the Company. The amount of revenues received by Sabre Mountain during fiscal 2002 from trips booked by the Company amounted to $152,000. On September 25, 2002, Mr. Stiller purchased 100% of the ownership of Heritage Flight, now known as ElanAir, Inc., d/b/a Heritage Flight. During fiscal 2002, the Company paid a total of $442,000 to Heritage Flight for various travel services.

Any future transactions between the Company and its officers, directors, principal stockholders or other affiliates will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company's independent and disinterested directors.

FINANCIAL AND OTHER INFORMATION

The Company is mailing its 2002 Annual Report to its stockholders with this Proxy Statement. The 2002 Annual Report contains the Company's Annual Report on Form 10-K for the fiscal year ended September 28, 2002. The Company's Form 10-K for the year ended September 28, 2002 can also be accessed online at the website of the Securities and Exchange Commission, www.sec.gov.

OTHER BUSINESS

The Board of Directors is not aware of any matters not set forth herein that may come before the Annual Meeting. However, if other matters are properly brought before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote as the Board of Directors directs.

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP served as the Company's independent accountants for fiscal year 2002. The Company expects that a representative of PricewaterhouseCoopers LLP will attend the Annual Meeting. This representative will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions from stockholders.

The Audit Committee has appointed Pricewaterhouse as the Corporation's auditor for the current fiscal year.

Audit Fees

The aggregate fees billed by PricewaterhouseCoopers LLP, its subsidiaries and affiliates (collectively "PWC") for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended September 28, 2002 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $104,500.

Financial Information Systems Design and Implementation Fees

The Company did not incur any fees billed by PWC for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended September 28, 2002.

All Other Fees

The aggregate fees billed by PWC for services rendered to the Company, other than the services described above under Audit Fees and Financial Information Systems Design and Implementation Fees, for the fiscal year ended September 28, 2002 were $37,700 incurred for accounting related services and guidance associated with the Company's investment in Keurig, Incorporated and the related SEC filings. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining PWC's independence.

PROPOSALS OF STOCKHOLDERS

Proposals of stockholders intended to be included in the Company's proxy materials for presentation at the 2004 Annual Meeting of Stockholders must be received by the Secretary of the Company at 33 Coffee Lane, Waterbury, Vermont, 05676 by October 23, 2003.

SEC rules provide that the Company will not have discretionary authority to vote shares under proxies it solicits concerning matters submitted by a stockholder if the stockholder submits the matter to the Company by a certain date. The applicable date prior to which discretionary authority is prohibited for the Company's 2004 Annual Meeting of Stockholders is January 6, 2004.

By order of the Board of Directors,

/s/ William G. Hogan
William G. Hogan
Secretary
Dated: January 24, 2003

APPENDIX A

2002 DEFERRED COMPENSATION PLAN

DEFERRED COMPENSATION PLAN
FOR DIRECTORS AND SELECTED EMPLOYEES
OF GREEN MOUNTAIN COFFEE, INC.

Preamble

This plan which shall be known as the Green Mountain Coffee, Inc. Deferred Compensation Plan (the "Plan"), is adopted as of the 12th day of December, by Green Mountain Coffee, Inc., a Delaware corporation with principal offices and place of business in the State of Vermont (the "Company"). The Company intends that the Plan shall at all times be administered and interpreted in such a manner as to constitute an unfunded Plan for a select group of non-employee directors and highly compensated Employees who contribute materially to the continued growth of the Company, so as to qualify for all available exemptions from the provisions of Title I of ERISA.

ARTICLE 1
DEFINITIONS

Defined Terms. Certain words and phrases are defined when first used in later paragraphs of this Plan. In addition, the following words and phrases when used herein, unless the context clearly requires otherwise, shall have the following respective meanings.

1.1 Account Balance. Credits on the records of the Company equal to the sum of (i) the Cash Deferral Account balance and (ii) the Restricted Stock Deferral Account balance. The Account Balance, shall be a bookkeeping entry only and shall be utilized solely as a measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

1.2 Affiliate. Any corporation, partnership, joint venture, association, or similar organization or entity, which is a member of a controlled group of companies which include; or which is under common control with the Company under section 414 of the Code and which has duly adopted the Plan.

1.3 Annual Deferral Amount. That portion of a Participant's Base Annual Compensation and Bonus Compensation that a Participant elects to have, and is deferred, in accordance with Section 3, for any one Plan Year. In the event of a Participant's Retirement, Disability, death or a Termination of Service prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event.

1.4 Base Annual Compensation. Total annual salary, commissions or fees relating to services performed by a Participant for the benefit of the Company during any Calendar Year, whether or not paid in such Calendar Year or included on the Federal Income Tax Form W-2 for such Calendar Year, exclusive of year-end Bonus Compensation.

1. 5 Beneficiary. One or more persons, trusts, estates, or other entities, designated in accordance with Section 7 that are entitled to receive benefits under this Plan upon the death of a Participant.

1.6 Beneficiary Designation Form. The form established from time to time by the Company that a Participant completes, signs and returns to the Company to designate one or more Beneficiaries.

1.7 Board. The Board of Directors of the Company from time to time.

1.8 Bonus Compensation. Any compensation, in addition to Base Annual Compensation relating to services performed during any Calendar Year (but excluding expense reimbursement, severance pay or any benefit under any qualified or nonqualified stock option or stock purchase plan), whether or not paid in such Calendar Year or included on the Federal Income Tax Form W-2 for such calendar year, payable to a Participant as an employee to or as director of the Company.

1.9 Calendar Year. January 1 to December 31.

1.10 Cash Deferral Account. The sum of (i) all of a Participant's Annual Deferral Amounts allocated to the Participant's Cash Deferral Account in accordance with the Plan and the Participant's Election of Deferral Agreements, plus (ii) amounts credited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Cash Deferral Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Cash Deferral Account.

1.11 Change in Control. The first to occur of any of the following events:

(a) a change in the control of the Company of a nature that would be required to be reported in accordance with Regulation 14A promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement;

(b) a public announcement (which, for purposes hereof, shall include, without limitation, a report filed pursuant to section 13(d) of the Exchange Act) that any individual, corporation, partnership, association, trust or other entity becomes the beneficial owner (as defined in Rule 13(d)(3) promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 15% or more of the voting power of the Company then outstanding;

(c) the individuals who, as of the date of this Plan, are members of the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board (provided, however, that if the election or nomination for election by the Company's stockholders of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall be considered to be a member of the Incumbent Board);

(d) the approval of the stockholders of the Company of (A) any consolidation, merger or statutory share exchange of the Company with any person in which the surviving entity would not have as its directors at least 60% of the Incumbent Board and as a result of which those persons who were stockholders of the Company immediately prior to such transaction would not hold, immediately after such transaction, at least 60% of the voting power of the Company then outstanding or the combined voting power of the surviving entity's then outstanding voting securities; (B) any sale, lease, exchange or other transfer in one transaction or series of related transactions of substantially all of the assets of the Company; or (C) the adoption of any plan or proposal for the complete or partial liquidation or dissolution of the Company; or

(e) a determination by a majority of the members of the Incumbent Board, in their sole and absolute discretion, that there has been a Change in Control.

1.12 Code. The Internal Revenue Code of 1986, as may be amended from time to time.

1.13 Common Stock. Means the Common Stock, par value $.10 per share, of Green Mountain Coffee, Inc. as such stock may be reclassified, converted or exchanged by reorganization, merger or otherwise.

1.14 Day. A calendar day or any part thereof.

1.15 Disability. A period of Disability during which a Participant qualifies for permanent disability benefits under the Company's long-term disability plan, or, if a Participant does not participate in such a plan, a period of disability during which a Participant would have qualified for permanent disability benefits under such a plan had the Participant been a participant in such a plan, as determined in the sole discretion of the Board. If the Company does not sponsor such a plan, or discontinues to sponsor such a plan, the Board in its sole discretion will determine Disability.

1.16 Disability Benefit. The benefit set forth in Section 6.4.

1.17 Election of Deferral Agreement. A written notice filed by a Participant with the Plan Administrator in substantially the form attached hereto as Exhibit B, specifying the amount of the Participant's Base Annual Compensation and/or Bonus Compensation to be deferred and allocated to the Participant's Cash Deferral Account and/or Restricted Stock Deferral Account.

1.18 Eligible Participant. Any non-employee director of the Company or an Affiliate or any employee of the Company or an Affiliate who is selected to participate herein in accordance with the provisions of Section 2 hereof, and is one of a select group of management and highly compensated employees.

1.19 ERISA. The Employee Retirement Security Act of 1974, as may be amended from time to time.

1.20 First Plan Year. The period beginning on January 1, 2002 and ending December 31, 2002.

1.21 Investment Elections Agreement. A written notice filed by a Participant with the Plan Administrator in substantially the form attached hereto as Exhibit C, specifying the allocation of the Participant's Annual Deferral Amount that is to be deferred under the Plan and allocated to the Participant's Cash Deferral Account among the investment options provided under the Plan.

1.22 Normal Retirement Date. In the case of an employee, the date the Participant attains 65 years of age.

1.23 Participant. Any Eligible Participant (i) who is a non-employee director of the Company or an Affiliate or is selected by a resolution of the Board to participate in the Plan, (ii) who elects to participate in the Plan, (iii) who signs a Participation Agreement and an Election of Deferral Agreement, (iv) whose signed Participation Agreement and Election of Deferral Agreement are accepted by the Plan Administrator, and (v) who commences participation in the Plan. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan, even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

1.24 Participation Agreement. A written agreement in substantially the form attached hereto as Exhibit A, as may be amended from time to time, which is entered into by and between the Company and a Participant.

1.25 Plan. This Plan shall have the meaning as provided for in the preamble.

1.26 Plan Administrator. The Board, or a committee or other party designated by the Board to act as such.

1.27 Plan Year. The Calendar Year.

1.28 Restricted Stock Deferral Account. The sum of (i) all of a Participant's Annual Deferral Amounts allocated to the Participant's Restricted Stock Deferral Account in accordance with the Plan and the Participant's Election of Deferral Agreements, plus (ii) amounts credited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Restricted Stock Deferral Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Restricted Stock Deferral Account.

1.29 Restricted Stock Units. Means units allocated to a Participant's Restricted Stock Deferral Account pursuant to Section 4.3, each of which entitles the Participant to one share of Common Stock upon payment of the benefits provided for herein.

1.30 Retirement Benefit. The benefit set forth in Section 6.2.

1.31 Termination Benefit. The benefit set forth in Section 6.8.

1.32 Termination of Service. The severing of employment, in the case of an employee, or the termination as a director, in the case of non-employee director, with the Company or an Affiliate as the case may be, voluntary or involuntary, for any reason other than Retirement, Disability, death or an authorized leave of absence.

1.33 Trust. Means the Trust or Trusts described in Section 10.1. The Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan. Participants and their beneficiaries shall have no beneficial ownership interest in any assets of the Trust.

1.34 Trustee. Means the corporation or person or persons selected by the Company to serve as Trustee for the Trust.

ARTICLE 2
ELIGIBILITY AND PARTICIPATION

2.1 Selection. Participation in the Plan shall be limited to any Eligible Participant, as determined by the Board in its sole discretion.

2.2 Enrollment. As a condition to participate, each Eligible Participant shall complete, execute, and return to the Plan Administrator a Participation Agreement and an Election of Deferral Agreement, all within 30 days after he or she is selected to participate in the Plan. In addition the Plan Administrator shall establish from time to time such other enrollment, requirements as it determines in its sole discretion are necessary.

2.3 Eligibility. Provided an Eligible Participant has met all enrollment requirements set forth in this Plan and required by the Plan Administrator, including returning all required documents to the Plan Administrator within the specified time period, an Eligible Participant shall commence participation in the Plan on the first day of the month following the month in which the Eligible Participant completes all enrollment requirements. If an Eligible Participant fails to meet all such requirements within the period required, in accordance with Section 2.2, that Eligible Participant shall not be eligible to participate in the Plan until the first day of the Plan Year following the delivery to and acceptance by the Plan Administrator of the required documents. Once an Eligible Participant becomes a Participant, he or she shall remain a Participant until the earlier of his or her Termination of Service with the Company or an Affiliate for any reason other than Disability, Retirement, or death.

ARTICLE 3
CONTRIBUTIONS AND CREDITS

3.1 Minimum Deferral. For each Plan Year, a Participant shall elect to defer, a minimum amount of $8,000 of Base Annual Compensation and/or Bonus Compensation as his or her Annual Deferral Amount.

3.2 Short Plan Year. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, or in the case of the First Plan Year of the Plan itself, the Annual Deferral Amount shall be an amount equal to the minimum amount set forth in accordance with Section 3.1, multiplied by a fraction, the numerator of which is the number of completed months remaining in the Plan Year and the denominator of which is 12.

3.3 Maximum Deferral. For each Plan Year, a Participant may elect to defer, a maximum amount of 50% of Base Annual Compensation and 100% of Bonus Compensation as his or her Annual Deferral Amount. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, or in the case of the First Plan Year, the maximum Annual Deferral Amount, with respect to Base Annual Salary and Annual Bonus shall be limited to the amount of compensation not yet earned by the Participant as of the date the Participant submits a Participation Agreement and Election of Deferral Agreement to the Plan Administrator for acceptance.

3.4 Election to Defer.

(a) First Plan Year. In connection with a Participant's commencement of participation in the Plan, the Participant shall make an irrevocable deferral election for the Plan Year in which the Participant commences participation in the Plan, along with such other elections, as the Plan Administrator deems necessary or desirable under the Plan. For these elections to be valid, the Election of Deferral Agreement must be completed and signed by the Participant, timely delivered to the Plan Administrator in accordance with Section 2.2 above and accepted by the Plan Administrator.

(b) Subsequent Plan Years. For each succeeding Plan Year, an irrevocable deferral election for that Plan Year, and such other elections as the Plan Administrator deems necessary or desirable under the Plan, shall be made by timely delivering to the Plan Administrator, in accordance with its rules and procedures, before the end of the Plan Year preceding the Plan Year for which the election is made, a new Election of Deferral Agreement.

3.5 Withholding of Annual Deferral Amounts. For each Plan Year, the portion of the Base Annual Compensation of the Annual Deferral Amount shall be withheld from each regularly scheduled Base Compensation payment in equal amounts, as adjusted from time to time for increases and decreases in Base Annual Compensation. The Bonus Compensation portion of the Annual Deferral Amount shall be withheld at the time such bonus payments are or otherwise would be paid to the Participant, whether or not this occurs during the Plan Year itself.

ARTICLE 4
ALLOCATION OF FUNDS

4.1 Crediting/Debiting of Account Balances. In accordance with, and subject to, the rules and procedures that are established from time to time by the Plan Administrator, in its sole discretion, amounts shall be credited or debited to a Participant's Account Balance in accordance with the following rules.

4.2 Deferred Compensation Accounts. Amounts deferred under this Plan will be credited to one or two bookkeeping accounts, the Cash Deferral Account and/or the Restricted Stock Deferral Account, for the Participant in accordance with the Participant's irrevocable election on an Election of Deferral Agreement. The Participant's ultimate deferred compensation payments shall be based on the aggregate dollar value of the Cash Deferral Account and the aggregate number of Restricted Stock Units accrued in the Restricted Stock Deferral Account determined as set forth in Section 4.3 below.

4.3 Restricted Stock Deferral Account.

(a) Allocation and Valuation of Benefits. A Participant may irrevocably elect that all or any part of amounts deferred be credited to the Participant's Restricted Stock Deferral Account. If the Participant makes an election pursuant to this subsection to have a portion or all of such deferred compensation allocated to the Restricted Stock Deferral Account and measured by the value of Common Stock, the Participant's Restricted Stock Deferral Account shall be credited with a number of Restricted Stock Units (including fractions thereof) equal to the number of shares (including fractions thereof) of Common Stock that could have been purchased with the dollar amount of such deferred compensation determined as of the last business day of the month, based on the last sale price as reported on the Nasdaq National Market on such date, in which such compensation would have otherwise been paid to the Participant. Each Restricted Stock Unit credited to the Company Stock Account shall be measured by the value of one share of Common Stock and treated as though invested in a share of Common Stock. Subject to subsection (e) of this Section 4.3, the liability of the Company under the Plan with respect to Restricted Stock Units credited to a Participant's Restricted Stock Deferral Account shall be satisfied only in shares of the Company's Common Stock, subject to the approval of the Plan by the stockholders during the annual meeting of stockholders in 2002. After the crediting of Restricted Stock Units to the Restricted Stock Deferral Account, subsequent fluctuations in the fair market value of the Common Stock of the Company shall not effect any change in the number of such Restricted Stock Units then credited to the Restricted Stock Account.

(b) Adjustment. In the event of any change in the outstanding shares of the Company's Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares or other similar corporate change, then the Restricted Stock Deferral Account and Restricted Stock Units allocated to each Participant shall be adjusted by the Company in a reasonable manner to compensate for the change, and any such adjustment by the Company shall be conclusive and binding for all purposes of the Plan.

(c) Dividends. A Participant's Restricted Stock Deferral Account shall be credited on each Common Stock dividend payment date with that number of Restricted Stock Units equal to the number of shares which would have been acquired based upon the dividends paid by the Company on shares of Common Stock equal to the number of Restricted Stock Units credited to a Participant's Restricted Stock Deferral Account as of the record date for such dividend.

(d) Reallocation Among Deferral Accounts. Participants are not permitted to transfer amounts between the Cash Deferral Account and the Restricted Stock Deferral Account. Under this Plan, payments from the Cash Deferral Account and distributions from the Restricted Stock Deferral Account are made independently. However, if a successor Election of Deferral Agreement is properly filed with and accepted by the Employer, such election form may contain revised instructions as to the proportion of future deferred amounts to be credited to each of the Cash Deferral Account and the Restricted Stock Deferral Account.

(e) Transfer Upon Change of Control. In the event of a Change in Control, effective as of the close of business on the date of the Change in Control, each Participant's Cash Deferral Account shall be credited with an amount measured in dollars equal to the value of such Participant's Restricted Stock Deferral Account based upon the fair market value of the Company's Common Stock on such date and the Participant's Restricted Stock Account shall be closed and the Participant shall have no further interest in such Restricted Stock Account.

(f) Voting of Company Stock. No Participant shall be entitled to any voting rights with respect to any Restricted Stock Units credited to his or her Restricted Stock Deferral Account.

 4.4 Cash Deferral Account.

(a) Allocation and Valuation of Benefits. A Participant may elect that all or any part of amounts deferred be credited to the Cash Deferral Account. All amounts credited to the Cash Deferral Account shall be credited with interest or investment earnings in accordance with the provisions below.

(b) Interest. Subject to Subsection (c) of this Section, as of the close of the last day of each calendar quarter, an additional amount shall be credited to each Participant's Cash Deferral Account equal to the product of (i) the average daily balance in such Cash Deferral Account for the quarter, multiplied by (ii) one-fourth of the annual prime rate for corporate borrowers quoted at the beginning of the quarter by the Wall Street Journal (or such other comparable interest rate as the Plan Administrator may designate from time to time).

(c) Election of Investment Options. The Plan Administrator may permit a Participant to allocate the Participant's Cash Deferral Account among one or more investment options for purposes of measuring the value of the benefit. To the extent that the Cash Deferral Account is allocated to an investment option, it shall not be credited with interest under Section 4.4(b). That portion of the Cash Deferral Account allocated to an investment option shall be deemed to be invested in such investment option and shall be valued as if so invested, reflecting all earnings, losses and other distributions or charges and changes in value which would have been incurred through such an investment. The determination of which investment options, if any to make available, and the continued availability of selected investment options rests in the Plan Administrator's sole discretion; provided, that subsequent to a Change in Control, the Plan Administrator shall maintain the availability of those investment options in place at the time of the Change in Control (or substantially equivalent investment options).

(d) No Actual Investment. Notwithstanding any other provision of this Plan that may be interpreted to the contrary, the investment options are to be used for measurement purposes only, and a Participant's election of any investment option(s), the allocation to his or her Cash Deferral Account balance thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant's Cash Deferral Account balance shall not be considered or construed in any manner as an actual investment in any such investment option. In the event that the Company, in its own discretion, decides to invest funds in any or all of the investment options, no Participant shall have any rights in or to such investment themselves. Without limiting the foregoing, a Participant's Cash Deferral Account balance shall at all times be a book keeping entry only and shall not represent any investment made on his or her behalf by the Company; the Participant shall at all times remain an unsecured creditor of the Company.

(e) Allocation among Investment Options. A Participant's request to allocate or reallocate among investment options must be in writing on an Investment Elections Agreement in such increments as the Plan Administrator may require. All such requests are subject to acceptance by the Plan Administrator at its discretion. If accepted by the Plan Administrator, an allocation request will be effective as of the close of business on the allocation date (as defined below).

(f) Allocation Date. Upon acceptance of an allocation request pursuant to Section 4.4(c), the Plan Administrator will process the request as soon as reasonably administratively practicable and the request shall be implemented and reflected in the Participant's Cash Deferral Account as of the close of business on such date as may be determined by the Plan Administrator in its reasonable discretion (the "allocation date").

ARTICLE 5
VESTING

5.1 Vesting of Benefits. The Participant's Account Balance attributable to his or her deferral accounts and earnings or losses thereon, will always be 100% vested.

ARTICLE 6
DISTRIBUTION OF BENEFITS

6.1 Payments. Payments to a Participant based upon the amount set forth in their Cash Deferral Account shall be paid in cash. Payments to a Participant based upon the amount of Restricted Stock Units set forth in their Restricted Stock Deferral Account shall be paid in fully paid nonassessable shares of the Company's Common Stock with one share of such Common Stock being issued for each Restricted Stock Unit in question.

6.2 Retirement Benefit. From and after the retirement of the Participant from the service of the Company or an Affiliate, upon reaching his or her Normal Retirement Date, the Company shall thereafter pay to the Participant, his or her Account Balance. Such benefit shall be payable at the election of the Participant as set forth in the Participant's Election of Deferral Agreement(s) in either a lump sum payment on the date of such retirement or annual installments for a period not to exceed (15) calendar years. Such installment payments, if any, shall commence as of the first day of the first month following the Participant's Natural Retirement Date.

6.3 Installment Payments. The amount of each cash annual installment payment will be determined by dividing the then aggregate value of the Cash Deferral Account by the number of installments remaining to be paid. The number of shares of Common Stock of the Company to be distributed will be determined by dividing the then aggregate number of Restricted Stock Units by the number of installments remaining to be paid and rounding up to the nearest whole number of shares. In no event shall the amount of any installment payment exceed the remaining amount payable to the Participant.

6.4 Accelerated Payments. The Plan Administrator may make payment of all or a part of the Participant's Account Balance before any payments would otherwise be due, if, based on a change in the federal tax or revenue laws, a published ruling or similar announcement issued by the Internal Revenue Service, a regulation issued by the Secretary of the Treasury, a decision by a court of competent jurisdiction involving a Participant or a Beneficiary, or a closing agreement made under 7121 of the Code that is approved by the Internal Revenue Service and involves a Participant, the Plan Administrator determines that a Participant has or will receive income under the Plan for federal income tax purposes with respect to amounts that are or will be payable under the Plan before they are to be paid to the Participant. In the event any such accelerated payment is determined to be necessary, all Participants will receive such accelerated payments in the same form of distribution.

6.5 Disability Retirement Benefit. The Participant shall be entitled to receive payments hereunder prior to his or her Normal Retirement Date if it is determined by a duly licensed physician selected by the Company that, because of ill health, accident, disability or age, the Participant is no longer able properly and satisfactorily perform his or her regular duties as an employee or a director. If the Participant's employment or tenure as a director is terminated pursuant to this paragraph, the benefits payable hereunder shall be the same amount as would have been payable as Retirement Benefits had the Participant attained his or her Normal Retirement Date on the date of the physician's disability determination. The Disability Retirement Benefits payable under this Section shall be distributed in accordance with the provisions of Section 6.2 as if the Participant had retired on the date of the physician's disability determination.

6.6 Death Benefit Prior to Commencement of Retirement Benefits. In the event of the Participant's death while in the employment of the Company or an Affiliate or during the Participant's tenure as a director of the Company or an Affiliate and prior to commencement of benefit payments, the Company shall pay the Account Balance as of the date of his or her death. The death benefit payable under this Section shall be distributed to the Participant's Beneficiary in accordance with the provisions of Section 6.1, 6.2 and 6.3 as if the Participant had retired on the date of his or her death, in accordance with the last Beneficiary designation received by the Plan Administrator from the Participant prior to his or her death. If the Company has received no such designation, such payments shall be made to the Participant's surviving legal spouse. If such spouse dies before receiving all payments to which he or she is entitled hereunder, then payments shall continue, for the remainder of the payment period, to such person or persons, including his or her estate, as he or she may designate in the last Beneficiary designation received by the Company from such spouse prior to his or her death. If the Participant is not survived by a legal spouse, or if such spouse shall fail to so appoint, the said payments shall be made to the then living children of the Participant, if any, in equal shares. If there are no surviving children, the payments will be made to the estate of the later to die of the Participant and (if any) his or her legal spouse. Such payments shall commence as of the first day of the first month following the Participant's death.

6.7 Death Benefit After Commencement of Retirement Benefits. In the event of the Participant's death after the commencement of benefit payments, but prior to the completion of all such payments due and owing hereunder, the Company shall continue to make such payments, in installments over the remainder of the period specified in Section 6.3 hereof that would have been applicable to the Participant had he or she survived. Such continuing payments shall be made to the Participant's designated beneficiary in accordance with the last such designation received by the Plan Administrator from the Participant prior to his or her death. If the Plan Administrator has received no such designation, such payments shall be made to the Participant's surviving legal spouse. If such spouse dies before receiving all payments to which he or she is entitled hereunder, then payments shall continue, for the remainder of the payment period, to such person or persons, including his or her estate, as he or she may designate in the last beneficiary designation received by the Company from such spouse prior to his or her death. If the Participant is not survived by a legal spouse, or is such spouse shall fail to so appoint, then said payments shall be made to the then living children of the Participant, if any, in equal shares. If there are no surviving children, the payments will be made to the estate of the later to die of the Participant and (if any) his or her legal spouse. Such continuing payments shall commence as of the first day of the first month following the Participant's death.

6.8 Termination Benefits. In the event of the Participant's Termination of Services, either voluntary or involuntary with the Company or an Affiliate, for any reason other than disability, retirement or death, the Company shall pay to the Participant a Termination Benefit as if he or she had retired on the date of termination.

ARTICLE 7
BENEFICIARY DESIGNATION

7.1 Beneficiary. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant.

7.2 Beneficiary Designation; Change; Spousal Consent. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form as attached hereto as Exhibit D and returning it to the Plan Administrator. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Plan Administrator's rules and procedures, as in effect from time to time. If the Participant names someone other than his or her spouse as a Beneficiary, a spousal consent, in the form designated by the Plan Administrator, must be signed by that Participant's spouse and returned to the Plan Administrator. The Plan Administrator shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Plan Administrator prior to his or her death.

7.3 Acknowledgement. No designation or change in designation of a Beneficiary shall be effective until received and acknowledged in writing by the Plan Administrator.

7.4 No Beneficiary Designation. If a Participant fails to designate a Beneficiary as provided in Sections 7.1, 7.2 and 7.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

7.5 Discharge of Obligation. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge the Company and the Plan Administrator from all further obligations under the Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.

ARTICLE 8
HARDSHIP DISTRIBUTION

8.1 Application for Hardship Distribution. In the event that any Participant incurs a financial hardship, as hereinafter defined, such Participant may apply to the Plan Administrator for a hardship distribution. After the Participant's death, his or her beneficiary may apply for a hardship distribution, and references herein to the Participant shall include the beneficiary .The Plan Administrator shall consider the circumstances of each such case, and the best interests of the Participant and his or her family, and shall have the right, in its sole discretion, to allow such application, in full or in part, or to refuse to make a Hardship Distribution.

8.2 Amount of Distribution. In no event shall the amount of any hardship distribution exceed the lesser of: (a) The portion of the Participant's Account Balance attributable to his or her deferrals pursuant to Article 3 hereof, including investment earnings or losses thereon, or (b ) The amount determined by the Plan Administrator to be necessary to alleviate the hardship, including any taxes payable by the Participant as a result of receiving such hardship distribution, and which is not reasonably available from other resources of the Participant.

8.3 Financial Hardship. For purposes of this Article, a "financial hardship" means an immediate and heavy financial need of the Participant which is described in section 1.401(k)- 1 (d) (iv) (A) of the Treasury Department regulations relating to qualified cash or deferred arrangements.

8.4 Further Deferrals. A Participant who receives a hardship distribution, and who is still employed by the Company or an Affiliate or still a director of the Company or an Affiliate, shall be prohibited from making deferrals under Article 3 for the remainder of the Calendar Year in which the distribution is made and for the next succeeding Calendar Year. If the Participant has terminated employment or is no longer a director, the Plan Administrator shall, if it grants the application for a Hardship Distribution, in whole or in part, accelerate the benefit payment schedule to the extent necessary to alleviate the hardship.

8.5 Rules Adopted by Plan Administrator. The Plan Administrator shall have the authority to adopt additional rules relating to Hardship Distributions. In administering these rules, the Plan Administrator shall act in accordance with the principle that the primary purpose of this Plan is to provide additional retirement income, not additional funds for current consumption.

8.6 Limit on Number of Hardship Distributions. No Participant may receive more than one hardship distribution in any Calendar Year.

ARTICLE 9
ADMINISTRATION

9.1 Responsibility for Administration of the Plan. The Plan Administrator shall be responsible for the management, operation and administration of the Plan. The Plan Administrator may employ others to render advice with regard to its responsibilities under this Plan. It may also allocate its responsibilities to others and may exercise any other powers necessary for the discharge of its duties. The primary responsibility of the Plan Administrator is to administer the Plan for the benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The Plan Administrator shall administer the Plan in accordance with its terms and shall have the power to determine all questions arising in connection with the administration, interpretation and application of the Plan. Any such determination shall be conclusive and binding upon all persons. The Plan Administrator shall have all powers necessary or appropriate to accomplish its duties under the Plan.

9.2 Investments. The Plan Administrator shall determine, in its sole discretion, whether, and if so, to what extent, contributions made to the Plan on behalf of a Participant shall be invested in the funds selected by such Participant. In its discretion, the Plan Administrator may (i) hold contributions as part of its general assets and/or (ii) invest contributions in investments other than the funds selected by such Participant.

ARTICLE 10
MISCELLANEOUS

10.1 The Trust.

(a) Establishment of the Trust. In order to provide assets from which to fulfill the obligations to the Participants and their Beneficiaries under the Plan, the Company may establish a Trust by a trust agreement with a third party, the Trustee, to which the Company may, in its discretion, contribute cash or other property, including securities issued by the Company, to provide for the benefit payments under the Plan. The Trustee will have the duty to invest the Trust assets and funds in accordance with the terms of such Trust. The Company shall be entitled at any time, and from time to time, in its sole discretion, to substitute assets of at least equal fair market value for any assets held in such Trust. All rights associated with the assets of the Trust will be exercised by the Trustee or the person designated by such Trustee, and will in no event be exercisable by or rest with Participants or their Beneficiaries. Each such Trust shall provide that in the event of the insolvency of the Company, the Trustee shall hold the assets for the benefit of the general creditors of the Company. Each such Trust shall be based on the model trust contained in Internal Revenue Service Revenue Procedure 92-64.

(b) Contribution Upon a Change of Control. If as of the close of business on the date of a Change in Control, the aggregate value of the Participant Account Balances exceeds the value of the assets held in the Trust established under subsection (a), then within thirty (30) days of such Change in Control, the Company shall contribute to such Trust assets having a value at least equal to the amount of such excess.

10.2 Benefits Payable Only From General Corporate Assets: (Unsecured General Creditor Status of Participant). Payments to the Participant or any Beneficiary hereunder shall be made from assets which shall continue, for all purposes, to be part of the general, unrestricted assets of the Company and no person shall have any interest in any such asset by virtue of any provision of this Plan. The Company's obligation hereunder shall be an unfunded and unsecured promise to pay money and or issue shares of its Common Stock at some point in the future. To the extent that any person acquires a right to receive payments from the Company under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Company; no such person shall have or acquire any legal or equitable right, interest or claim in or to any property or assets of the Company. (b) In the event that, in its discretion, the Company purchases an insurance policy or policies insuring the life of a Participant (or any other property), to allow the Company to recover or meet the cost of providing benefits, in whole or in part, hereunder, no Participant or Beneficiary shall have any rights whatsoever therein or in the proceeds therefrom. The Company shall be the sole owner and beneficiary of any such insurance policy or property and shall possess and may exercise all incidents of ownership therein.

10.3 Captions. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

10.4 Furnishing Information. A Participant or his or her Beneficiary will cooperate with the

Plan Administrator by furnishing any and all information requested by the Plan Administrator and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Plan Administrator may deem necessary.

10.5 No Contract for Employment or Services. Nothing contained herein shall be construed to be a contract for employment or services for any term of years, nor as conferring upon the Participant the right to continue to be engaged by the Company in his or her present capacity or in any capacity. It is expressly understood that this Plan relates to the payment of deferred compensation for the Participant's services, payable after termination of his or her engagement with the Company, and is not intended to be a contract for employment or for services.

10.6 Benefits Not Transferable. No Participant or Beneficiary under this Plan shall have any power or right to transfer, assign, anticipate, hypothecate or otherwise encumber any part of all of the amounts payable hereunder. No such amounts shall be subject to seizure by any creditor of any such Participant or Beneficiary, by a proceeding at law or in equity, nor shall such amounts be transferable by operation of law in the event of bankruptcy, insolvency or death of the Participant or Beneficiary. Any such attempted assignment shall be void.

10.7 Successors. The provisions of this Plan shall bind and inure to the benefit of the Company and its successors and assigns and the Participant and the Participant designated Beneficiaries.

10.8 Spouse's Interest. The interest in the benefits hereunder of a spouse of a Participant who predeceases the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

10.9 Legal Fees To Enforce Rights After Change in Control. The Company is aware that upon the occurrence of a Change in Control, the Board (which might then be composed of new members) or a stockholder of the Company, or any successor corporation might then cause or attempt to cause the Company, or such successor to cause the Company to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company or any successor corporation has failed to comply with any of its obligations under the Plan or any agreement thereunder or, if the Company or any other person takes any action to declare the Plan void or unenforceable or institute any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company irrevocably authorize such Participant to retain counsel of his or her choice at the expense of the Company to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company or any director, officer, stockholder or other person affiliated with the Company, or any successor thereto in any jurisdiction.

10.10 Amendment. This Plan may be amended or terminated by the Company at any time, without notice to or consent of any person, pursuant to resolutions adopted by the Board. Any such amendment or termination shall take effect as of the date specified therein and, to the extent permitted by law, may have retroactive effect. However, no such amendment or termination shall reduce the amount then credited to the Participant's Account Balance. If the Plan is terminated, benefits will be distributed in accordance with Section 6.2 and 6.3 hereof, as if the termination date were the Participant's Normal Retirement Date. Any other provision of this Plan to the contrary notwithstanding, the Plan may be amended by the Company at any time, and retroactively if required to the extent that, in the opinion of the Company, such amendment shall be necessary in order to ensure that the Plan will be characterized as a plan maintained for a select group of management or highly compensated employees, as described in sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, or to conform the Plan to the requirements of any applicable law, including ERISA and the Code. No such amendment shall be considered prejudicial to any interest of a Participant or Beneficiary hereunder.

10.11 Common Stock Available. Subject to and in accordance with the terms of the Plan, the maximum number of shares of Common Stock that shall be made available for purposes of satisfying the obligations of the Participating Employers under the Plan is 100,000 shares, subject to adjustment by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change.

10.12 Notice. Any notice, consent or demand required or permitted to be given under the provisions of this Plan shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed, it shall be sent by United States certified mail, postage prepaid, addressed to: Green Mountain Coffee, Inc., 33 Coffee Lane Waterbury, VT 05676. The date of such mailing shall be deemed the date of notice consent or demand. Any person may change the address to which notice is to be sent by giving notice of the change of address in the manner aforesaid.

10.13 Facility of Payment. If a distribution is to be made to a minor, or to a person who is otherwise incompetent, then the Plan Administrator may, in its discretion, make such distribution (i) to the legal guardian, or if none, to a parent of a minor payee with whom the payee maintains his or her residence, or (ii) to the conservator or committee or, if none, to the person having custody of an incompetent payee. Any such distribution shall fully discharge the Company and Plan from further liability on account thereof.

10.14 Governing Law. The Plan and the right and obligations of all persons hereunder shall be governed by and construed in accordance with the laws of the State of Vermont, other than its laws regarding choice of law, to the extent that such state law is not preempted by federal law.

EXHIBIT A

GREEN MOUNTAIN COFFEE, INC.
DEFERRED COMPENSATION PLAN
PARTICIPATION AGREEMENT

Name of Participant:  ____________________________________________________

Effective Date of Participation:   _____________, 200__

The Company and the undersigned Plan Administrator has designated the undersigned employee, officer or director as a Participant in the Green Mountain Coffee, Inc. Deferred Compensation Plan (the "Plan").  All terms not otherwise defined herein shall have the meaning ascribed to such term in the Plan. In consideration of his or her designation as a Participant, the undersigned hereby agrees and acknowledges as follows:

1.         That he or she has received a copy of the Plan, as currently in effect;

2.         That he or she agrees to be bound by all of the terms and conditions of the Plan, and to perform any and all acts required from him or her thereunder;

3.         That he or she has the right to elect to defer compensation under the Plan, by completing and delivering to the Company's Department of Human Resources an Election of Deferral Agreement in the form and at the time specified by the Plan Administrator;

4.         That he or she has the right to designate the Beneficiary, and thereafter to change the Beneficiary, of any death benefit payable under the Plan, by completing and delivering to the Company a Beneficiary Designation in the form specified by the Plan Administrator.

IN WITNESS WHEREOF, this Agreement has been executed by the parties this ______day of _______________, 200__.

______________________________                                                         ______________________________
Witness:                                                                                                         Participant:

                                                                                                                      GREEN MOUNTAIN COFFEE, INC.,
                                                                                                                      Deferred Compensation Plan Administrator

______________________________                                                         By:______________________________
Witness:                                                                                                         Name:
                                                                                                                      Title:

EXHIBIT B

GREEN MOUNTAIN COFFEE, INC.
DEFERRED COMPENSATION PLAN
ELECTION OF DEFERRAL AGREEMENT

            This Agreement is entered into this ___ day of __________, 200__ between Green Mountain Coffee, Inc. (the "Company") and __________________________ (the "Participant"). All terms not otherwise defined herein shall have the meaning ascribed to such terms in the Plan.

            The undersigned acknowledges, as an employee, officer or director of the Company, that he or she has been offered an opportunity to participate in the Green Mountain Coffee, Inc. Deferred Compensation Plan (the "Plan") for the calendar year beginning January 1, 200__. The undersigned irrevocably elects the alternative deferral options indicated below (Please Check All That Apply):

_____ I will participate in the Plan for the forthcoming calendar year and duly authorize the Company to make the appropriate deductions from all cash payments made to me in consideration for my services to the Company as provided for herein. I understand that my Annual Deferral Amount is subject to the minimum and maximum amounts set forth in Sections 3.1 and 3.3 of the Plan, respectively.

I hereby elect to defer receipt of the following portion of Base Annual Compensation and Bonus Compensation, as set forth below:

            ____ % or up to $ __________ of my 200__ Base Annual Compensation.

            ____ % or up to $ __________ of my 200__ Bonus Compensation, if any.

Furthermore, I hereby elect to apportion my Base Annual Compensation and Bonus Compensation between my Cash Deferral Account and my Restricted Stock Deferral Account as follows:

            ____ % of my 200__ Base Annual Compensation is hereby allocated to my Cash Deferral Account and the remaining deferred Base Annual Compensation, if any, is hereby allocated to my Restricted Stock Deferral Account.

____ % of my 200__ Bonus Compensation is hereby allocated to my Cash Deferral Account and the remaining deferred Bonus Compensation, if any, is hereby allocated to my Restricted Stock Deferral Account.

Pursuant to Section 6.2 of the Plan I hereby elect to receive payment of all amounts deferred herein as follows (please check one of the following):

            ____ an entire lump sum payment all benefits payable; or

            ____ annual installment payments over a period of ____ years (up to a maximum of 15 years)

The undersigned understands and acknowledges that this Election will be effective only for 200__.  If the undersigned desires to defer compensation for calendar year 200__, I must deliver a new Election of Deferral Agreement, for calendar year 200__, to the Company's Department of Human Resources on or before December 31, 200__.

____________________________________

                                                                                                    Participant:

EXHIBIT C

GREEN MOUNTAIN COFFEE, INC.
DEFERRED COMPENSATION PLAN
INVESTMENT ELECTIONS AGREEMENT

            This Agreement is entered into this ___ day of __________, 200__ between Green Mountain Coffee, Inc. (the "Company") and __________________________ (the "Participant"). All terms not otherwise defined herein shall have the meaning ascribed to such terms in the Green Mountain Coffee, Inc. Deferred Compensation Plan (the "Plan").

The undersigned hereby elects the following investment options which will determine the rate of return on amounts allocated to the undersigned's Cash Deferral Account as discussed in Section 4.4 of the Plan. (Each investment option must have at least a 20% allocation of the Participant's cash Annual Deferral Amount). Please see accompanying material and prospectus for a detailed explanation of investment options.

Investment of Future Deferrals (leave blank if you not want to change prior allocation or if you would prefer to have a fixed amount of interest credited to your account in accordance with Section 4.4(b) of the Plan):

Investment Options	Participant Allocation
[INSERT OPTIONS]	____%

Investment of Existing Deferral Account Balance (leave blank if you not want to change prior allocation):

Investment Options	Participant Allocation
[INSERT OPTIONS]	____%

I understand that the Plan Administrator shall determine, in its sole discretion, whether, and if so, to what extent, the amount that I defer under the Plan, shall be invested in the funds I have selected.

Signature of Participant _______________________________

Date _____________

EXHIBIT D

GREEN MOUNTAIN COFFEE, INC.
DEFERRED COMPENSATION PLAN
BENEFICIARY DESIGNATION FORM

            TO:  Green Mountain Coffee, Inc., (hereinafter referred to as the "Company")

I, _________________________, in accordance with the rights granted to me in the Green Mountain Coffee, Inc. Deferred Compensation Plan (the "Plan"), do hereby nominate as Beneficiary thereunder to receive payments thereunder in the event of my death:

Primary Beneficiary: _______________________________

Relationship: __________________________

1st Contingent Beneficiary: _______________________________

Relationship: __________________________

I further reserve the privilege of changing the Beneficiary herein named at any time or times without the consent of any such beneficiary. Each capitalized term contained herein that that is not otherwise defined shall have the meaning ascribed to such term in the Plan. This nomination is made upon the following terms and conditions:

1.  The word "Beneficiary" as used herein shall include the plural, Beneficiaries, wherever the Plan permits.

2.  For purposes of this Beneficiary Designation, no person shall be deemed to have survived the Participant if that person dies within thirty (30) days of the Participant's death.

3.  Beneficiary shall mean the Primary Beneficiary if such Primary Beneficiary survives the Participant by at least thirty (30) days, and shall mean the 1st Contingent Beneficiary if the Primary Beneficiary does not survive the participant by at least thirty (30) days.

4.  If the Primary Beneficiary shall be deceased on any payment date provided for under the Plan, any and all remaining annual payments shall be payable to the 1st Contingent Beneficiary unless the executors or administrators of said deceased Beneficiary are named as Primary Beneficiary herein above.

5.  If more than one Beneficiary is named within the same class (i.e., Primary or 1st Contingent), then payments shall be made equally to such Beneficiaries unless otherwise provided herein above.  If any such Beneficiary dies while receiving payments under the Plan, any and all remaining payments shall continue to be made to the surviving Beneficiaries of such class and to the legal heirs of the deceased Beneficiary, which legal heirs shall receive the amount which was being received by said deceased Beneficiary.  If all of the Beneficiaries of a class shall die, any and all remaining payments shall be made to the next class of Beneficiaries, as provided under Paragraph 4 above.

6.  If none of the Beneficiaries named herein above are living on any said payment date, any and all remaining payments shall be made to my executors or administrators, or upon their written request, to any person or persons so designated by them.

7.  If any such payments shall be payable to any trust, the Company shall not be liable to see to the application by the Trustee of any payment hereunder at any time, and may rely upon the sole signature of the Trustee to any receipt, release or waiver, or to any transfer or other instrument to whomsoever made purporting to affect this nomination or any right hereunder.

            This nomination cancels and supersedes any Nomination of Beneficiary heretofore made by the undersigned Participant with respect to the Plan and the right to receive payments thereunder.

Dated: __________________________

Participant Name:_____________________________

Dated this ________ day of _________________, 200___

Signature: _____________________________

APPENDIX B

AUDIT COMMITTEE
AMENDED AND RESTATED CHARTER

I. PURPOSE

The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") of Green Mountain Coffee, Inc. (the "Corporation") in fulfilling its oversight responsibilities by monitoring: the integrity of the financial reports and other financial information of the Corporation; compliance by the Corporation with legal and regulatory requirements; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the independence and performance of the Corporation's registered public accounting firm engaged to audit and review the Corporation's financial statements (the "Auditors") and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

  Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system;
  Review and appraise the audit efforts and independence of the Auditors;
  Review and appraise the efforts and effectiveness of the Corporation's internal auditing efforts; and
  Provide an avenue of communication among the auditors, financial and senior management, the internal auditing function and the Board of Directors.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors. A director will not be deemed independent if he or she is: (1) employed by the Corporation or an affiliate of the Corporation during the current year or any of the past three years; (2) except in his or her capacity as a member of the Committee, the Board, or any other board committee, accept any consulting, advisory, or other compensatory fee from the Corporation or an affiliate thereof; (3) an immediate family member of an individual who is, or has been in any of the past three years, employed by the Corporation or any of its affiliates as an executive officer (immediate family member includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in sub person's home); (4) a partner in, or controlling stockholder or executive officer of, an organization which has made or received payments (other than those arising solely from investments in the Corporation's securities) that exceed 5% of the Corporation's or the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in the current or any of the past three years; and (5) an executive officer of another company, where any of the Corporation's executives serve on the other company's compensation committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices and be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

The Committee shall meet at least two or more times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing function and representatives from the Auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee should meet with the Auditors and management quarterly to review the Corporations financials consistent.

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

  Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval;
  Be directly solely responsible for the appointment, evaluation and replacement of any registered public accounting firm employed by the Corporation for the purpose of preparing or issuing an audit report or related work (the "Auditors").
  Be directly solely responsible for oversight of the work of Auditors.
  Determine appropriate compensation for the Auditors in connection with audit related services to the Corporation.
  Review with management and the Auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Stockholders if distributed prior to the filing of Form 10-K) and review and consider with such accounting firm the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61 as amended from time to time

  Review significant financial reporting issues and judgments made by management and the Auditors in connection with the preparation of the Corporation's financial statements, including an analysis of the effect of alternative GAAP methods on the Corporation's financial statements and a description of any transactions as to which management obtained SAS 50 letters.
  Review with management and the Auditors the financial statements to be included in the Company's Quarterly Report on Form 10-Q and review and consider with such accounting firm the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61 as amended from time to time.
  Establish and from time to time, review and reassess, procedures for (i) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.
  Review major changes to the Corporation's auditing and accounting principles and practices as suggested by the Auditors, management or internal auditors;
  Provide approval prior to the engagement of the Auditors to perform any non-audit services for the Corporation, determine appropriate compensation for such services and disclose such approval to investors in all periodic reports required by Section 13(a) of the Exchange Act of 1934, as amended.
  Receive periodic reports from the Auditors which show all critical accounting policies and practices used in connection with the Corporation's audit; all alternative treatments of financial information with GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor; and other material written communications between the Auditor and management, such as any management letter or schedule of unadjusted differences.
  Receive from the Auditors a formal written statement delineating all relationships between the Auditor and the Corporation, consistent with Independence Standards Board Standard 1, and be responsible for actively engaging in a dialogue with the Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking or recommending that the board of directors take appropriate action to oversee the independence of the Auditor.
  Evaluate whether management is properly and adequately emphasizing the importance of internal control measures throughout the organization.
  Respond to and oversee corrective action in connection with reports by executive officers of deficiencies in the design or operation of internal controls or fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal controls.
  Resolve disagreements between management and the Auditors regarding financial reporting.
  Engage independent counsel and other advisers, as it determines necessary to carry out its duties, and determine appropriate compensation for such counsel and advisors.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Auditors.

APPENDIX C

DIRECTIONS TO GREEN MOUNTAIN COFFEE ROASTERS
ADMINISTRATION & FINANCE OFFICES
81 DEMERITT PLACE
WATERBURY, VERMONT 05676

From Boston, MA Area:

  Take Interstate 93 North to Interstate 89 North.
  I-89 North crosses NH into Vermont (where the exit numbers will begin again with Exit 1).
  Take I-89 North to Vermont Exit # 10 - Waterbury/Stowe.
  Coming off the Exit ramp, take a left onto Rt. 100 South.
  You will come to a "T" at which you take a left onto Rt. 100 South/Rt. 2East (No. Main St.).
  Go under the overpass and stay on this street, continue past two traffic lights (No. Main St. becomes So. Main St.).
  After the second traffic light, you will go less than a mile and take a left onto Demeritt Place which is a small street on the left between a Sunoco Station and a Chevrolet dealership.
  Once on Demeritt Place, go over the train tracks and you'll see two GMCR buildings. The Administration & Finance Offices are in the building to the left.

From Burlington, VT

  Take I-89 South to Exit 10 (Waterbury/Stowe).
  Come off the Exit 10 ramp and veer to the right onto Rt. 100 South.
  You will come to an immediate "T" at which you take a left onto Rt. 100 South/Rt. 2 East (No. Main St.)
  Go under the overpass and stay on this street, continue past two traffic lights (No. Main St. becomes So. Main St.).
  After the second traffic light, you will go less than a mile and take a left onto Demeritt Place which is a small street on the left between a Sunoco Station and a Chevrolet dealership.
  Once on Demeritt Place, go over the train tracks and you'll see two GMCR buildings. The Administration & Finance Offices are in the building to the left.

From Waitsfield/Warren, VT
  Take Rt. 100 North towards Duxbury/Waterbury.
  Rt. 100 comes to a "T" with Rt. 2/Rt. 100.
  Take a left onto Rt. 2 West/Rt. 100 North.
  Go over the river and around the curve.
  Take a right onto Demeritt Place which is a small street on the right between a Chevrolet dealership and a Sunoco Station.
  Once on Demeritt Place, go over the train tracks and you'll see two GMCR buildings. The Administration & Finance Offices are in the building to the left.

For further assistance:

Call Green Mountain Coffee Roasters - Investor Services at (802) 244-5621.

PROXY CARD

GREEN MOUNTAIN COFFEE ROASTERS, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS To Be Held March 20, 2003
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Robert P. Stiller and William G. Hogan, and each of them, as proxies with full power of substitution, to represent and vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Green Mountain Coffee Roasters, Inc. (the "Company") in such manner as they, or either of them, may determine on any matters which may properly come before the meeting or any adjournments thereof and to vote on the matters set forth below as directed by the undersigned. The Annual Meeting will be held at the Company's offices at 81 Demeritt Place, Waterbury, Vermont on Thursday, March 20, 2003 at 10:00 a.m., and at any and all adjournments thereof. The undersigned hereby revokes any proxies previously given.

  Proposal 1 - To approve the 2002 Deferred Compensation Plan:

  [__] FOR [__] AGAINST [__] ABSTAIN

  Proposal 2 - To Elect Three Class I Directors

Nominees: Class I Directors: Robert P. Stiller, William D. Davis, and Jules A. del Vecchio.

[__] FOR all nominees [__] WITHHELD from all nominees

[__] FOR, except vote withheld from the following nominees: _____________________________________________________________________

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR UNDER PROPOSAL 1 AND IF THIS PROXY IS NOT MARKED TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE IT WILL BE VOTED FOR ALL NOMINEES UNDER PROPOSAL 2. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

If you receive more than one proxy card, please sign and return all cards in the accompanying envelope. Please check your mailing address as it appears on this card. If it is inaccurate please include your correct address below.

                                                                                                                                                                        Dated: _______________________________, 2003

                                                                                                                                                                        __________________________________________
                                                                                                                                                                        (Signature)

                                                                                                                                                                        __________________________________________
                                                                                                                                                                        (Signature)

                                                                                                                     Note: Please sign exactly as your name or names appear on this card.
                                                                                                                                                          Joint owners should each sign personally.
                                                                                                                                                          If signing as a fiduciary or attorney, please give your exact title.